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                                                                 EXHIBIT (25)-2

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           / /

                          -------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


       New York                                          13-5160382
       (State of incorporation                           (I.R.S. employer
       if not a U.S. national bank)                      identification no.)

       48 Wall Street, New York, N.Y.                    10286
       (Address of principal executive offices)          (Zip code)


                          -------------------------

                            CONSUMERS POWER COMPANY
              (Exact name of obligor as specified in its charter)


       Michigan                                          38-0442310
       (State or other jurisdiction of                   (I.R.S. employer
       incorporation or organization)                    identification no.)

       212 West Michigan Avenue
       Jackson, Michigan                                 49201
       (Address of principal executive offices)          (Zip code)

                          -------------------------

                     Subordinated Deferrable Interest Notes
                      (Title of the indenture securities)

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1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------
                     Name                                        Address
-------------------------------------------------------------------------------------

         Superintendent of Banks of the State of     2 Rector Street, New York,
         New York                                    N.Y.   10006, and  Albany,
                                                     N.Y. 12203

         Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                     N.Y.  10045

         Federal Deposit Insurance Corporation       Washington, D.C.  20429

         New York Clearing House Association         New York, New York

         (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.  (See Note on page 3.)

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN  PARENTHESES BELOW, ON  FILE    WITH  THE
         COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1.      A copy  of  the Organization  Certificate  of The Bank  of
                 New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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         6.      The consent of  the Trustee required by Section 321(b) of the
                 Act.   (Exhibit 6 to Form T-1 filed with Registration Statement
                 No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      NOTE


        Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

        Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                     -3-
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                                   SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of November, 1995.


                                        THE BANK OF NEW YORK



                                        By:  /s/ ROBERT F. McINTYRE
                                           ----------------------------------
                                            Name:   ROBERT F. McINTYRE
                                            Title:  Assistant Vice President


                                     -4-
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                                                                       EXHIBIT 7



                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

        of 48 Wall Street, New York, N.Y. 10286 And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                    Dollar Amounts
       ASSETS                                                       in Thousands
       Cash and balances due from depos-
         itory institutions:
         Noninterest-bearing balances and
         currency and coin ..................                        $ 3,025,419
         Interest-bearing balances ..........                            881,413
       Securities:
         Held-to-maturity securities ........                          1,242,368
         Available-for-sale securities ......                          1,774,079
       Federal funds sold in domestic
         offices of the bank ................                          5,503,445
       Securities purchased under agree-
         ments to resell ....................                            200,634
       Loans and lease financing
         receivables:
         Loans and leases, net of unearned
           income .................26,599,533
         LESS: Allowance for loan and
           lease losses ..............516,283
           Loans and leases, net of unearned
           income and allowance                                       26,083,250
       Assets held in trading accounts ......                          1,455,639
       Premises and fixed assets (including
         capitalized leases) ................                            612,547
       Other real estate owned ..............                             79,667
       Investments in unconsolidated
         subsidiaries and associated
         companies ..........................                            198,737
       Customers' liability to this bank on
         acceptances outstanding ............                          1,111,464
       Intangible assets ....................                            105,263
       Other assets .........................                          1,237,264
                                                                     -----------
       Total assets .........................                        $43,511,189
                                                                     ===========

       LIABILITIES
       Deposits:
         In domestic offices ................                        $19,233,885
         Noninterest-bearing .......7,677,954
         Interest-bearing .........11,555,931
         In foreign offices, Edge and
         Agreement subsidiaries, and IBFs ...                         12,641,676
         Noninterest-bearing ..........72,479
         Interest-bearing .........12,569,197
        Federal funds purchased and secu-
         rities sold under agreements to re-
         purchase in domestic offices of
         the bank and of its Edge and
         Agreement subsidiaries, and in
         IBFs:
         Federal funds purchased ............                          1,747,659
         Securities sold under agreements
           to repurchase ....................                             73,553
       Demand notes issued to the U.S.
         Treasury ...........................                            300,000
       Trading liabilities ..................                            738,317
       Other borrowed money:
         With original maturity of one year
           or less ..........................                          1,586,443
         With original maturity of more than
           one year .........................                            220,877
       Bank's liability on acceptances exe-
         cuted and outstanding ..............                          1,113,102
       Subordinated notes and debentures ....                          1,053,860
       Other liabilities ....................                          1,489,252
                                                                     -----------
       Total liabilities ....................                         40,198,624
                                                                     -----------

       EQUITY CAPITAL
       Common stock ........................                             942,284
       Surplus .............................                             525,666
       Undivided profits and capital
         reserves ..........................                           1,849,221
       Net unrealized holding gains
         (losses) on available-for-sale
         securities ........................                         (      662)
       Cumulative foreign currency transla-
         tion adjustments ..................                         (    3,944)
                                                                     -----------
       Total equity capital ................                           3,312,565
                                                                     -----------
       Total liabilities and equity
         capital ...........................                         $43,511,189
                                                                     ===========


        I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                         Robert E. Keilman

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                   J. Carter Bacot      }
                   Thomas A. Renyi      }     Directors
                   Samuel F. Chevalier  }